AMERICAN INDEPENDENCE FUNDS TRUST

International Equity Fund

Class A, Class C and Institutional Class
Supplement dated November 20, 2009 to the

Prospectus dated March 2, 2009

            Please remove the fifth and sixth paragraphs on page 32 of the Class A and Class C prospectus and page 30 of the Institutional Class prospectus.

            Please insert the following under the heading Sub-Advisers on page 33 of the Class A and Class C prospectus and page 31 of the Institutional Class Prospectus.

International Equity Fund

Securities Global Investors, LLC (“SGI”) serves as the Sub-Advisor to the Fund. Under AIFS’ supervision, SGI is responsible for making the specific decisions about buying, selling and holding securities; selecting and negotiating with brokers and brokerage firms; and maintaining accurate records for the Fund. SGI is located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133. SGI managed more than $488.17 million in assets on December 31, 2008. SGI is a wholly owned subsidiary of Security Benefit Corporation. Security Benefit Corporation is a wholly owned subsidiary of Security Benefit Mutual Holding Company. SGI and Security Investors, LLC located at One Security Benefit Place, Topeka, Kansas 66636, operate as SGI, the investment advisory arm of Security Benefit Corporation.

The SGI investment team of David Whittall, Scott Klimo and Yon Perullo are jointly and primarily responsible for the day-to-day management of the Fund. Their biographical information is set forth below:

David Whittall, Portfolio Manger, International Equities—Mr. Whittall joined SGI’s global equity team in 2004. Currently, Mr. Whittall has twenty years of professional and international investment experience. Prior to joining SGI, Mr. Whittall served as Senior Vice President and Senior International Equity Salesman for HSBC Securities. Prior to HSBC, he was a Vice President at JP Morgan and their senior European equity salesman in San Francisco. Before his work in international equity sales, Mr. Whittall spent seven years at Montgomery Asset Management where he was a Senior Analyst, Portfolio Manager and Principal. Mr. Whittall was the founder and portfolio manager for the Montgomery New Power fund, a utility/energy-focused sector fund. Mr. Whittall joined Montgomery after living in Hong Kong for five years where he was an Associate Director at Baring Securities and Head of China Equity Research. Mr. Whittall holds a B.A. in Asian Studies from the University of California at Berkley. He was the recipient of the UC Regent’s Scholarship for study abroad and attended Beijing University in the People’s Republic of China from 1987 to 1988. Mr. Whittall speaks Mandarin Chinese and French.

Scott Klimo, CFA, Portfolio Manager, International Equities—Mr. Klimo joined SGI’s global equity team in 2002. Currently, Mr. Klimo has over 20 years of professional and international investment experience. Prior to joining SGI, Mr. Klimo worked as a Senior International Analyst for Founders Asset Management in Denver, focusing on consumer durables and non-durables, telecommunications and telecom equipment. Before joining Founders, Mr. Klimo was an Assistant Portfolio Manager for the State of Wisconsin Investment Board, where he helped manage a $4 billion international portfolio with a value-oriented investment style. Scott began his career in 1987 as an analyst for Crosby Securities in Hong Kong before progressing to Thailand Research Director for Smith New Court Far East. Scott holds a B.A. in Asian Studies from Hamilton college in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Mr. Klimo is a Chartered Financial Analyst.

Yon Perullo, CFA, Portfolio and Risk Manager—Mr. Perullo joined SGI in 2007, bringing over 9 years of quantitative product development and investment experience. Prior to joining SGI, Yon was a co-founder and portfolio manager at Nascent Strategies, LLC; a Connecticut based hedge fund that specialized in quantitative market-neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. Before Nascent, Mr. Perullo was a Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet’s suite of quantitative products, including alpha modeling, portfolio simulation, and risk analysis. During his tenure at FactSet, Mr. Perullo was extensively involved in aiding clients in strategy creation, portfolio analysis, and execution. He earned his B.A. in Chemistry from the University of Rhode Island. He is a Chartered Financial Analyst.

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AMERICAN INDEPENDENCE FUNDS TRUST

International Equity Fund

Class A, Class C and Institutional Class
Supplement dated November 20, 2009 to the

            Statement of Additional Information dated March 2, 2009

Please replace the current information on page 26 under the heading International Equity Fund with the following:

Security Global Investors, LLC (“SGI”). Pursuant to a sub-advisory agreement SGI serves as investment sub-adviser to the International Equity Fund and is responsible for the day-to-day management of the Fund's portfolio. SGI, located at 801 Montgomery Street, 2nd Floor, San Francisco, California 94133-5164, is an investment management firm registered with the SEC under the Investment Advisers Act of 1940. SGI manages the day-to-day investment and the reinvestment of the assets of the American Independence International Equity Fund, in accordance with the investment objectives, policies, and limitations of each Fund, subject to the general supervision and control of the Advisor and the Board and the officers of the Trust. SGI is a wholly-owned subsidiary of Security Benefit Corporation and Security Benefit Life Company (together "Security Benefit").

On a day-to-day basis, the following three individuals are jointly and primarily responsible for the management of the International Equity Fund.

David Whittall, Portfolio Manager, Global Equities - Mr. Whittall joined the SGI global equity team in 2004, bringing over 17 years of professional international experience to SGI. Prior to joining SGI, Mr. Whittall served as Senior Vice President and Senior International Equity Salesman for HSBC Securities. David holds a B.A. in Asian Studies (Mandarin Chinese and Economics) from the University of California at Berkeley. He was the recipient of the UC Regent's Scholarship for study abroad and attended Beijing University in the People's Republic of China from 1987 to 1988.

Scott Klimo, CFA, Portfolio Manager, Global Equities - Mr. Klimo joined SGI's global equity team in 2002, bringing over 20 years of professional and international investment experience to SGI. Mr. Klimo holds a B.A. in Asian Studies from Hamilton College in New York and has done post-graduate language study at the Chinese University of Hong Kong and the National Taiwan Normal University. In addition to speaking, reading and writing Mandarin Chinese, he also speaks Thai. Mr. Klimo is a Chartered Financial Analyst.

Yon Perullo, CFA, Portfolio and Risk Manager - Mr. Perullo joined SGI in 2007, bringing over nine years of quantitative product development and investment experience to SGI. Prior to joining SGI, Mr. Perullo was Co-Founder and Portfolio Manager at Nascent Strategies, LLC from 2004 to 2007, a hedge fund that specialized in quantitative market neutral investing, where he was directly responsible for building the quantitative screening and risk management models employed by the fund. From 1998 to 2004, Mr. Perullo served as Vice President of Quantitative Analytics at FactSet Research Systems, where he directed the global sales and development of FactSet's suite of quantitative products, including alpha modeling, portfolio simulation and risk analysis. During his tenure at FactSet, Mr. Perullon was extensively involved in aiding clients in strategy creation, portfolio analysis and execution, helping many clients to refine and improve their investment process. He earned his B.A. in Chemistry from the University of Rhode Island.

Other Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
David Whittall	6	$361M	2	$17.6M	5	$130-$150M
Scott Klimo	6	$361M	2	$17.6M	8	$130-$150M
Yon Perullo	6	$361M	2	$17.6M	7	$130-$150M

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